Rule 497(e)
                                                       Registration No. 33-84842



                             The Bear Stearns Funds
                         Supplement dated June 4, 1997
                       to Prospectus dated June 20, 1996
                           of The Insiders Select Fund


               Effective on or about September 15, 1997, Symphony Asset Management will no longer serve as Sub-Investment Adviser to the Portfolio and Bear Stearns Funds Management Inc., the Portfolio's Investment Adviser, will assume the responsibility for day-to-day management. As of that date, the Portfolio will no longer use the IntelliVest(TM) Model, as described in the Prospectus.